Exhibit 10.56

FIRST AMENDMENT TO
INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO THE INTERCREDITOR AGREEMENT (this “Amendment”) is made as of December 10, 2003, by and between BRIAZZ, INC., a Washington corporation (the “Company”), and Deutsche Bank London Ag, acting through DB Advisors LLC, a limited liability company, Briazz Venture, L.L.C., Spinnaker Investments Partners, L.P., Laurus Master Fund Ltd, Delafield Hambrecht, Inc. and Flying Food Group LLC (collectively, the “Creditors” and sometimes collectively with the Company, the “Parties”).  Any capitalized term not defined herein shall have the meaning given it in the Intercreditor Agreement between the Company and the Creditors dated August 1, 2003 (the “Agreement”) unless otherwise noted.

RECITALS

Whereas,

  The Company and the Creditors are parties to the Agreement; and

  To induce DB and certain other investors (collectively, the “Investors”) to provide additional funding to the Company, the Company and the Creditors desire to amend the Agreement, pursuant to Section 4.3 of the Agreement, to add certain notes (the “Notes”) issued to DB pursuant to a Securities Purchase Agreement dated December 10, 2003 between the Company and DB (the “November Agreement”) and such similar securities purchase agreements as shall be executed and delivered by other Investors at subsequent closings to the obligations covered by the Agreement.

NOW, THEREFORE, the Parties in consideration of the value to the Parties of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

AGREEMENT

1.        Amendment of Recitals.  The Agreement is hereby amended to add the Notes to be issued to the Investors by amending and restating the Recital C in its entirety to read:

“C.       Borrower (i) has entered into a Securities Purchase Agreement with DB, Briazz Venture, Spinnaker and Delafield (the “Purchasers”) in connection with the issuance of $6.0 million of non-convertible promissory notes (the “Series F Notes”) and shares of Series F Preferred Stock (the “Series F Financing”) and (ii) proposes to issue additional non-convertible promissory notes (the “Series G Notes” and collectively with the Series F Notes, the “DB Notes”) and associated shares of Series G Preferred Stock to DB and certain other investors in one or more subsequent closings (such issuances, collectively with the Series F Financing, the “DB Financing”).  The DB Notes and the obligations under the Food Production Agreement will be secured by a security interest in certain collateral (all such collateral, the “Collateral”) under the terms of the Security Agreement entered into as of the date of closing of the Series F Financing, as subsequently amended pursuant to the DB Financing (the “DB Security Agreement”).  Such security interest in the Collateral is referred to as the “DB Security Interest” and all documents and instruments executed by the Borrower in connection with the DB Financing are referred to as the “DB Documents””

2.        Amendment of Agreement.  Section 4.3 of the Agreement is hereby amended and restated in its entirety to read:

“4.3      Amendment.  This Agreement may not be modified or amended except by the written agreement of the parties.  No attempted waiver of any provision of this Agreement shall be binding unless in writing and signed by the party to be bound.  Notwithstanding the foregoing, the Agreement may be amended to add additional investors in the DB Financing from time to time by execution of a counterpart signature page hereto.”

3.        Remainder of Agreement Unaffected.  Except to the extent expressly stated herein, the Agreement shall remain in full force and effect as written.

4.        Governing Law.  This Amendment, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the state of New York, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regard to its choice of law and conflict of laws rules.  The parties hereto agree that the exclusive jurisdiction and venue for any action brought between the parties under this Agreement shall be the state and federal courts sitting in the Borough of Manhattan of the City of New York, and each of the parties hereby agrees and submits itself to the exclusive jurisdiction and venue of such courts for such purpose.

5.         Facsimile and Counterpart Signature Pages.  This Amendment may be executed by facsimile and in one or more counterparts, each of which counterparts will be deemed to be an original and all of which, which taken together, will be deemed to constitute one in the same agreement.

[Signature Page to Amendment Follows]

            IN WITNESS WHEREOF, the Company and DB have executed and delivered this Amendment as of the first date written above.

THE COMPANY: BRIAZZ, INC. Signature:_________________________ Name:____________________________ Title:_____________________________

CREDITORS:

Deutsche Bank London AG, acting through
DB Advisors, LLC, as Administrative Agent

Signature:_________________________
Name:____________________________
Title:_____________________________

Briazz Venture, L.L.C.

Signature:_________________________
Name:____________________________
Title:_____________________________

Spinnaker Investment Partners, L.P.

Signature:_________________________
Name:____________________________
Title:_____________________________

Flying Food Group, LLC

Signature:_________________________
Name:____________________________
Title:_____________________________

Delafield Hambrecht, Inc.

Signature:_________________________
Name:____________________________
Title:_____________________________

Laurus Master Fund, Ltd.

Signature:_________________________
Name:____________________________
Title:_____________________________

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